Exhibit 4.1

(Front of Certificate)

Number_________________

Shares_______________

HEATWURX, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 20,000,000 COMMON SHARES,

$0.0001 PAR VALUE PER SHARE

This Certifies That

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.0001 Par Value of

HEATWURX, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

PRESIDENT

(SEAL)

 SECRETARY

(Back of Certificate)

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -

as tenants in common

TEN ENT -

as tenants by the entireties

UNIF GIFT MIN ACT -

____________ Custodian _________

JT TEN     -

as joint tenants with right

(Cust)                               (Minor)

of survivorship and not as

under Uniform Gifts to Minors

tenants in common

Act _________________________________

(State)

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER

       IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,

hereby sell, assign and transfer unto

  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ___________________20________,

Signature: X___________________________________________________________

Signature(s) Guaranteed:

Signature: X___________________________________________________________

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY  CHANGE WHATEVER.  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15